UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2002

THE ADVISORY BOARD COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-33283 (Commission File No.)	52-1468699 (IRS Employer Identification No.)

600 New Hampshire Avenue, NW, Washington, D.C. 20037
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (202) 672-5600

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9. Regulation FD Disclosure.

         On November 14, 2002, The Advisory Board Company (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-Q was accompanied by a certification of Frank J. Williams, Chief Executive Officer of the Company, and David L. Felsenthal, Chief Financial Officer of the Company, a copy of which is furnished pursuant to this Item 9 as Exhibit 99.1.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ADVISORY BOARD COMPANY

	By:	/s/ David L. Felsenthal

David L. Felsenthal Chief Financial Officer, Secretary and Treasurer

Date: November 14, 2002

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002